UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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☒	Soliciting Material Pursuant to §240.14a-12

SP Plus Corporation

(Name of Registrant as Specified in Its Charter)

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The following email was sent to employees of SP Plus Corporation on October 5, 2023:

Dear Colleague,

A few minutes ago, we issued a press release announcing the plan to bring together two great companies who share a common vision to revolutionize the parking industry. As stated in the press release, Metropolis Technologies, Inc. has agreed to acquire SP+.

Before the deal can close, it must be approved by our shareholders and receive antitrust clearance. If the approvals are received, we would expect the transaction to close in 2024, at which time SP+ would combine with Metropolis and operate as a privately-owned company. Unless and until the deal closes, however, our two companies will remain totally independent and will continue to do business as usual.

The combination of SP+ and Metropolis’s highly complementary technology and operations management capabilities builds upon the momentum that each company has built to accelerate growth. We recognize the significance of this news, and I want to provide you with as much information about it as I can.

Ever since Metropolis was formed in 2017, its focus has been on reimagining parking. Just like SP+, they are passionate about mobility and creating a remarkable consumer experience. Metropolis’s technology creates a “drive in and drive out” parking experience for consumers. Metropolis has clients (and operates more than 500 parking facilities) in over 40 major U.S. markets, including many top-tier institutional real estate owners and managers, over five million customers, and 2,000 employees.

Rest assured that nothing is really going to change from now until the deal closes, likely sometime in 2024, and we will have plenty of time to plan for what happens after this deal closes. From now until then, we should be operating ‘business as usual’.

Metropolis was attracted to us because of our success and our position as an industry leader. It recognizes that our operational excellence, proprietary technology, talented employees and commitment to customer satisfaction have made us a highly valued partner to our clients.

Metropolis shares our vision of building and implementing technology to transform the parking experience by removing friction and streamlining operations to the benefit of both clients and customers. Metropolis’s vision of ‘making the journey remarkable’ aligns with our promise to make every moment matter for a world on the go. By joining together our highly complementary businesses, we’ll be able to further distinguish our combined footprint as a leading parking network, using cutting-edge technology serving millions of customers throughout North America and Europe. Moreover, Metropolis has indicated it plans to invest additional financial resources in the combined businesses in order to accelerate the pace of growth and lead to enhanced products and more revenue for clients.

Importantly, Metropolis’s objective in doing this deal is to grow the combined companies, not to achieve cost synergies. It’s clear our team has been critical to driving accelerated growth and building momentum, and Metropolis has no intention of stifling it. We look forward to joining forces and to increased investment in our technology platforms that’s intended to accelerate the companies’ collective growth.

Technology’s Continuing Strategic Role

Technology is core to the strategy for both companies. The plan is for our Sphere Commerce platform to be fully integrated with the Metropolis platform and further enhanced in the future as the combined company makes additional technology investments. Accordingly, clients who have implemented the Sphere Commerce platform need not worry about the platform being replaced, and clients who are considering implementing the Sphere Commerce platform can expect it to be developed and supported up to and after the deal closes.

Similarly, we also expect our Bags and Aeroparker services to continue, and their technologies to be developed and supported, as usual.

Finally, Metropolis plans to support the products created by our U.S. developers, the SP+ Tech Labs, and our U.K. developer groups for AeroParker and Digitata, and to invest in the growth of the combined technology team.

Our Team

Metropolis is eager to welcome our dedicated, capable team once the deal closes. At that time, it’s expected that Metropolis CEO, Alex Israel, will become the CEO of the combined company and I will become an advisor to the combined team. Metropolis recognizes that our talented leadership team has built an amazing business delivering record financial performance and growth, and wants to retain that leadership team to enable the combined company to build on that momentum. To facilitate the overall integration process, a joint Integration Management Office (IMO) that will have representatives from both companies and of which I will be a member, will determine the organizational structure and leadership for the combined company post-closing in order to advance our organizational mission and priorities going forward.

There’s no intent to change existing reporting relationships at SP+. That said, the IMO will review the reporting structures across both companies to evaluate whether any adjustments may be appropriate in certain instances post-closing. Should that be the case, the IMO will provide details at the appropriate time.

Metropolis recognizes that our exceptionally talented team is responsible for the success we’ve achieved, it’s not seeking to make changes just for the sake of change. Accordingly, once the deal closes, Metropolis expects our operating management structure and personnel, as well as our administrative structure and personnel, to remain fundamentally intact, subject only to any adjustments that may appear appropriate for efficiency purposes. The IMO will help facilitate the integration process, always from the perspective of accelerating the pace of growth of the combined organization. Specific details will be released as the process unfolds.

Metropolis has corporate support offices in Santa Monica, New York, Nashville, Seattle and other parts of the country, and is excited to welcome SP+’s support offices into that group. In cities where both companies have offices, the IMO will determine how best to combine the operations. Metropolis doesn’t intend to close any Regional Offices, though it’s possible multiple offices in the same city could be combined.

Compensation and Benefits

First of all, with an expected 2024 closing date, nothing will happen right away. The IMO will evaluate how best to bring our companies together. This will include an assessment of our compensation and benefits programs, and the IMO will strive to create a best-in-class compensation and benefits program for all employees. If the IMO should decide at some point that any adjustments to our existing compensation and benefits programs should be made, it will provide those details at that time. Metropolis has committed that many of our existing compensation and benefits programs will remain substantially unchanged for at least one year after the deal closes.

The IMO will work on how best to bring our companies together, and we don’t anticipate any systemic changes to the hourly workforce. Remember that unless and until the transaction closes – which won’t happen for several months – it’s business as usual, so nothing will change in immediate day-to-day work or responsibilities. Nor do we expect this deal to result in any significant changes to hourly employee jobs or responsibilities in the longer term.

Additional Information; Conduct Between Now and Closing

We’ve created a dedicated page on SPin that contains today’s Press Release as well as Q&As addressing assorted questions. We’ll update those Q&As as appropriate. Anybody having questions not addressed by posted Q&As should ask his or her supervisor, who will take the necessary steps to get the answer if he or she doesn’t know it.

If clients, customers, vendors or others ask you details about the deal, let them know that details are provided in Q&As posted on the SP+ corporate website, and suggest that they review those for the most accurate information. There’s a dedicated page there that addresses various questions we anticipate will be asked, and we want our various stakeholders to receive a consistent message.

Unless and until the deal closes, it’s extremely important that we continue to conduct business as independent companies and operate as we’ve always done in the past. In short, it’s business as usual. Under no circumstances should any of you reach out to your counterparts at Metropolis or seek to coordinate with them until the deal closes and you’re instructed to do so by your supervisor. Also, since Metropolis employees are subject to the same prohibition, please advise your supervisor immediately if any of them should reach out to you.

* * * * *

I can’t begin to tell you how proud and appreciative I am of the dedication and hard work all of you display on a day-in, day-out basis. Our continuing growth and record success would not be possible without you. It’s why our clients and competitors alike recognize SP+ as the standard of excellence in our industry, and why Metropolis has pursued this potential transaction with us.

Thank you again for your continuing effort and commitment to SP+. We commit to providing updated information about this transaction as appropriate. Remember, until the deal closes, I’ll remain the CEO and our focus will remain the same. We must stay focused on driving our accelerated growth plan, on improving and implementing our Sphere platform and on making every moment matter for a world on the go.

Sincerely,

Marc Baumann

CEO

* * * * *

Use of Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of SP Plus Corporation (the “Company”) with an affiliate of Metropolis Technologies, Inc. (“Metropolis”) (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of Metropolis to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against Metropolis, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xviii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Metropolis, the Company will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to Company stockholders. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at www.spplus.com or by contacting the Company’s Investor Relations Team at:

SP Plus Corporation, Investor Relations

200 E. Randolph Street, Suite 7700,

Chicago Illinois 60601-7702

investor_relations@spplus.com

(312) 274-2000

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 30, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

The following Q&A was provided to employees of SP Plus Corporation on October 5, 2023:

EMPLOYEE QUESTIONS & ANSWERS

THE DEAL - LEGAL OVERVIEW

1.	What’s the essence of this deal?

The parties signed an Agreement and Plan of Merger for Metropolis Technologies, Inc. to acquire all the outstanding shares of SP+ at a price of $54.00 per share, which represents a significant premium to where our shares are currently trading.

2.	What has to happen before the deal closes?

Two different approvals must be obtained, one from SP+’s shareholders and the second from the federal antitrust authorities pursuant to the Hart Scott Rodino Act.

3.	How long will it take before those approvals are obtained?

Assuming the approvals are obtained, we expect to close in 2024.

4.	What happens while we’re waiting for the approvals so we can close?

Both companies must continue to do business independently until the transaction closes.

5.	What happens after the deal closes?

We will combine with Metropolis and operate as a privately owned company.

ABOUT METROPOLIS

6.	I don’t know much about Metropolis. Please give me a feel for its business.

In 2017, four co-founders, Alex Israel, Courtney Fukuda, Peter Fisher and Travis Kell, built a vertically integrated parking operator from the ground up. They developed computer vision technology that enables people to transact in the physical world as intuitively as they do online. To date, Metropolis’s focus has been on reimagining parking – just like SP+, they are passionate about mobility and creating a remarkable consumer experience. Metropolis’s technology creates a “drive in and drive out” parking experience for consumers. Metropolis has clients, and operates more than 500 parking facilities, in over 40 major U.S. markets, including many top-tier institutional real estate owners and managers, over five million customers, and 2,000 employees.

STRATEGIC OBJECTIVE; LONG-TERM VISION

7.	Why does Metropolis want to buy SP+? What’s the vision for the combined company, and how does SP+ fit into that vision?

For starters, we’ve had a great strategy to drive growth, and our goal continues to be to accelerate the digital transformation of our industry. Metropolis was attracted to us because of our success and our position as an industry leader. They recognize that our operational excellence, proprietary technology, talented employees and commitment to customer satisfaction have made us the partner of choice for property owners and managers. The bottom line is we’ve built something incredible; Metropolis wants to become a part of that.

Within the parking realm, Metropolis shares our vision of convenient, touchless parking – as we say, making every moment matter for a world on the go. By joining together, we’ll be able to further distinguish our combined footprint as a leading parking network, delivering services to millions of customers throughout North America and Europe. Metropolis plans to invest additional financial resources in the combined businesses in order to accelerate the pace of growth and lead to enhanced products and more revenue for clients.

8.	Does the deal’s financing model assume a minimum level of cost synergies?

Metropolis’s objective in doing this deal is growth, not the achievement of cost synergies. While some cost efficiencies invariably are expected, it’s clear our team has been critical to driving momentum, and Metropolis has no intention of stifling our momentum. We look forward to joining forces and increased investment in our technology platforms intended to accelerate the companies’ collective growth.

LONG-TERM BRAND STRATEGY

9.	Will the two companies continue to operate indefinitely under their current brands, or will they be transitioned to a common brand?

Today’s announcement is the first of many steps that must occur before the deal closes. Until it does, the two companies will continue to operate independently, so there won’t be any branding changes in the immediate future. That said, Metropolis’s intent is ultimately to operate as one company with one culture and one brand. Specifics regarding the brand strategy, and how each company’s family of brands will evolve, will be addressed after the deal closes. Metropolis and SP+ will establish a dedicated Integration Management Office (IMO) with representatives from both companies who will determine the go forward brand strategy.

TECHNOLOGY STRATEGY

10.	Metropolis has developed its own technology platform. How does the Sphere platform fit into the future vision for the combined company?

SP+ and Metropolis share a similar vision of utilizing technology to enhance the parking experience for consumers and reduce inefficiencies. Metropolis recognizes the momentum SP+ has made installing the Sphere Commerce platform and plans to integrate the companies’ platforms so that technology installed and implemented currently, as well as between now and the time of closing, will continue to be utilized and supported. Customers and clients from both companies will benefit from the combined platform.

11.	Will the technology teams of the two companies be consolidated under a single leader and who will that be?

The plan is for the technology stacks to be integrated in order to best benefit clients and customers, and in order to maintain the momentum that both companies have built, in first-in-class technology. The joint Integration Management Office (IMO) will determine the appropriate structure and leadership of the technology teams for the combined company. We’ll jointly develop our integration plans as we get closer to closing the transaction. Metropolis has indicated that its plan is to build a combined technology offering that is greater than the sum of our two companies’ individual parts.

12.	Will the transaction affect if or how we use AeroParker or Roker?

Metropolis has indicated that AeroParker and Roker will continue to be part of the technology offering of the combined companies.

13.	Will the transaction impact the technology strategy for Bags?

The Metropolis team has indicated that it intends to fully support the technology strategy for Bags.

14.	Will the transaction impact our developers in the US, SP+ Tech Labs, or our UK developer groups for AeroParker and Digitata?

Metropolis has indicated that it plans to support the products developed by all of these teams, as well as continue to invest in the growth of the teams themselves.

ORGANIZATIONAL STRUCTURE AND POLICIES

15.	Will our Chicago Support Office or Nashville Support Office be moved or closed?

Metropolis has corporate support offices in Santa Monica, New York, Nashville, Seattle and other parts of the country, and is excited to welcome SP+’s support offices into that group. The Integration Management Office (IMO), to be comprised of individuals from both companies, will determine how best to combine operations in cities where both companies have offices, such as Nashville.

16.	Will any Regional Offices be moved or closed?

Metropolis doesn’t intend to close any Regional Offices, though it’s possible that multiple offices in the same city will be combined.

17.	What’s the leadership plan for the combined company? Will the SP+ executive leadership team remain intact, or will some members be replaced, or their positions eliminated?

Metropolis is eager to welcome SP+ and our dedicated, capable team. It’s expected that when the deal closes, Metropolis CEO Alex Israel will become the CEO of the combined company and SP+ CEO Marc Baumann will become an advisor. Moreover, Metropolis recognizes that SP+’s talented leadership team has built an amazing business delivering record financial performance and growth, and wants to retain that leadership team to enable the combined companies to accelerate that momentum. To facilitate the overall integration process, Metropolis and SP+ will establish a dedicated Integration Management Office (IMO) comprised of representatives from both companies (including Marc Baumann), who will determine the roles best suited for the leadership team members from both companies in order to advance our organizational mission and priorities going forward.

18.

Will there be any changes to our operating management structure of Divisional Presidents, Senior Vice Presidents, Regional Managers, Senior Managers and Facility Managers? Will there be any specific personnel changes or reductions? If so, when will we find out?

Metropolis recognizes that our exceptionally talented team is responsible for the success we’ve achieved, and is not seeking to make changes just for the sake of change. Accordingly, Metropolis expects our operating management structure and personnel to remain fundamentally intact, subject only to any adjustments (which could include, for example, a modification of job duties) that may appear appropriate for efficiency purposes. The Integration Management Office (IMO) comprised of representatives from both organizations will help facilitate the integration process, always from the perspective of accelerating the pace of growth of the combined organization. Specific details will be released as the process unfolds.

19.	Will there be any systemic changes in our base of hourly employees who work at the locations?

We don’t anticipate any systemic changes to the hourly workforce. Remember that until the transaction closes – which won’t happen for several months – it’s business as usual, so nothing will change in immediate day-to-day work or responsibilities. The joint Integration Management Office (IMO) will work on how best to bring our companies together.

20.	Will there be any changes to our administrative structure at any level? Will there be any specific changes or reductions to our administrative personnel? If so, when will we find out?

First, remember that this deal is going to take months before it closes. Until it does, it’s business as usual so nothing will change in immediate day-to-day work or responsibilities. After the deal closes, given the scope and complexity of our business, we expect our administrative structure and personnel to remain fundamentally intact, subject to any limited adjustments (which could include, for example, a modification of job duties) that may appear appropriate for efficiency purposes. The joint Integration Management Office (IMO) will help facilitate that integration process, always from the perspective of maintaining and even accelerating the pace of growth of the combined organization. Specific details will be released as the process unfolds.

21.	Will we retain Bags and Aeroparker?

We expect Bags and Aeroparker to continue as usual after the deal closes.

22.	Since the two companies currently use different communications platforms, which will survive?

Remember that it’s business as usual until the deal closes. Based on what Metropolis has learned about us so far, we expect we’ll continue to primarily use SP+’s Google communications platform.

23.	Will the Metropolis business move onto the SP+ back-office platforms, or will the SP+ business move onto the Metropolis back-office platforms for accounting, finance, human resources, and legal?

Remember that it’s business as usual until the deal closes. Based upon what Metropolis has learned about us so far about SP+’s relative size and complexity, it’s expected we’ll continue to use the SP+ back-office platforms for our business systems infrastructure.

SALARIED EMPLOYEES

24.	Will my reporting relationship change?

There’s no intent to change your reporting relationship. That said, the joint Integration Management Office (IMO) will review the reporting structures across both companies to evaluate whether any adjustments may be appropriate in certain instances. Should that be the case, the IMO will provide details at that time.

25.	Will my compensation or benefits change?

First of all, remember that this deal is going to take months before it closes, so nothing will happen immediately. The joint Integration Management Office (IMO) will evaluate how best to bring our companies together. This will include an assessment of our compensation and benefits programs, and the IMO will strive to create a best-in-class compensation and benefits program for all employees. If the IMO should decide at some point that any adjustments to our existing compensation and benefits programs should be made, it will provide those details at that time.

26.	Will our bonus (Performance Based Compensation) programs change?

First of all, remember that this deal is going to take months before it closes, so nothing will happen immediately. The joint Integration Management Office (IMO) will evaluate how best to bring our companies together. This will include an assessment of our performance-based compensation programs, and the IMO will strive to create a best-in-class performance-based compensation program for all employees. If the IMO should decide at some point that any adjustments to our PBC program should be made, it will provide those details at that time.

HOURLY EMPLOYEES

27.	What happens in the immediate future?

Until the transaction closes, it’s business as usual, so nothing will change in your immediate day-to-day work or responsibilities.

28.	Will this transaction affect my job and responsibilities in the longer term?

We don’t expect this deal will result in any significant changes to your job or responsibilities.

29.	Does this affect my pay and benefits?

We don’t expect this transaction to affect your pay or benefits.

30.	Does this impact who I report to?

We don’t expect this transaction to change who you report to.

31.	Does this impact the employees who report to me?

We don’t expect this transaction to change any of your reporting relationships.

32.	Will my benefits change?

First of all, remember that this deal is going to take months before it closes, so nothing will happen immediately. The joint Integration Management Office (IMO), which will have members from both companies, will evaluate how best to bring our companies together. The IMO will strive to create a best-in-class benefits program for all employees. If the IMO should decide at some point that any adjustments to our benefits programs should be made, it would provide those details at that time.

BETWEEN NOW AND CLOSING

33.	How can I get updated information about the deal’s status?

We’ve created a dedicated transaction page on SPin, containing today’s Press Release and various FAQs addressing assorted questions. We’ll update those FAQs as appropriate.

34.	Who should I contact with my questions that aren’t addressed by the posted FAQs?

Ask your supervisor, who will take the necessary steps to get the answer for you if he or she doesn’t know it.

35.	What should I do if clients, customers, vendors or others ask me details about the deal?

Tell them that the details are provided in FAQs posted on the SP+ corporate website and suggest that they review those to get the most accurate information. We’ve created a dedicated page there that addresses various questions we anticipate will be asked, and we want our various constituencies to receive a consistent message.

36.	What should I do if I am contacted by media or investors?

You should not be talking to any journalists or media outlets in general but particularly as it relates to this transaction. All media inquiries should be directed to Bill Rongey in Corporate Communications (wrongey@spplus.com).

All investor inquiries should be directed to:

David Gold

AdvisIRy Partners

david.gold@advisiry.com

37.	Until the deal closes, do we just continue to conduct business as we’ve always done in the past?

Absolutely. It’s business as usual.

38.	Can I at least speak about the deal with my counterparts at Metropolis?

No. Under no circumstances should you reach out to your counterparts at Metropolis or seek to coordinate with them until the deal closes and you’re instructed to do so by your supervisor.

If anyone from Metropolis contacts you please do not respond to them and advise your supervisor.

Use of Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of SP Plus Corporation (the “Company”) with an affiliate of Metropolis Technologies, Inc. (“Metropolis”) (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of Metropolis to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against Metropolis, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xviii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Metropolis, the Company will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to Company stockholders. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at www.spplus.com or by contacting the Company’s Investor Relations Team at:

SP Plus Corporation, Investor Relations

200 E. Randolph Street, Suite 7700,

Chicago Illinois 60601-7702

investor_relations@spplus.com

(312) 274-2000

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 30, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

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The following email was sent to clients of SP Plus Corporation on October 5, 2023:

Dear Valued Client,

I wanted to make you aware of some exciting news. As announced in the attached press release, we have signed an Agreement and Plan of Merger pursuant to which Metropolis Technologies, Inc. will acquire all the outstanding shares of SP+. It’s natural for you to have some questions about what this transaction means to you so I want to provide you with some additional information.

But before I get into the details, please know that we don’t expect anything to change for you now or even after the deal closes. We will continue to provide the high level of service and innovative technology that you have come to expect from SP+. In fact, Metropolis shares our vision of building and implementing technology to transform the parking and travel experience by removing friction and improving efficiencies. In the long term, the combination of Metropolis and SP+’s highly complementary technology and operations management capabilities will further enhance the offerings we can provide to you and the consumers that we serve. If you have any questions not addressed here or in the FAQ document attached, please reach out to your relationship manager.

Overview

Before the deal can close, it must be approved by our shareholders and receive antitrust clearance. If the approvals are received, we would expect the transaction to close in 2024, at which time SP+ will combine with Metropolis and operate as a privately-owned company. Unless and until the deal closes, our two companies will remain totally independent and will continue to do business as usual.

About Metropolis

Ever since Metropolis was formed in 2017, its focus has been on reimagining parking. Just like SP+, it’s passionate about mobility and creating a remarkable consumer experience. Metropolis’s technology creates a “drive in and drive out” parking experience for consumers. Metropolis has clients (and operates more than 500 parking facilities) in over 40 major U.S. markets, including many top-tier institutional real estate owners and managers, over five million customers, and 2,000 employees.

Why Metropolis Pursued This Transaction

Metropolis was attracted to SP+ because of our success and our position as an industry leader. It recognizes that our operational excellence, proprietary technology, talented employees and commitment to customer satisfaction have made us a highly valued partner to our clients. Within the parking realm, Metropolis shares our vision of convenient, touchless parking – as we say, making every moment matter for a world on the go.

By joining together our highly complementary businesses, we’ll be able to further distinguish our combined footprint as a leading parking network, using cutting-edge technology to provide an expanded array of services to millions of customers. Moreover, Metropolis has indicated it plans to invest additional financial resources in the combined business in order to accelerate the pace of growth and lead to enhanced products and more revenue for clients.

What The Transaction Means For Our Clients

Technology is core to the strategy for both companies. The plan is for our Sphere Commerce platform to be seamlessly integrated with the Metropolis platform and further enhanced in the future as the combined company makes additional investment in technology. The Sphere Commerce platform will continue to be developed and supported up to (and after) the deal closes, as will our Bags and Aeroparker solutions.

The transaction will not change or impair any of our other services or the way you’re used to working with us. After the deal closes, we don’t expect any changes to your current cost structure or technology related pricing (e.g., Sphere), to any of the other terms regarding the services we currently provide for you, or to your SP+ relationship manager.

Updates

Finally, please remember that today’s announcement is the first of many steps that must occur before the deal closes. Until it does, the two companies will continue to operate independently. During that period, we’ll provide updates as appropriate regarding the transaction’s status.

*  *  *  *  *

We’ve posted current information about the transaction, as well as Q&As in anticipation of some of the questions you may have, on our website, www.spplus.com. If you have additional questions, feel free to reach out to your regular SP+ contact directly. As always, we appreciate your business and thank you for the trust you’ve placed in our excellent team of service professionals.

Marc Baumann

Chairman and CEO

Use of Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of SP Plus Corporation (the “Company”) with an affiliate of Metropolis Technologies, Inc. (“Metropolis”) (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of Metropolis to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against Metropolis, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xviii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Metropolis, the Company will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to Company stockholders. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at www.spplus.com or by contacting the Company’s Investor Relations Team at:

SP Plus Corporation, Investor Relations

200 E. Randolph Street, Suite 7700,

Chicago Illinois 60601-7702

investor_relations@spplus.com

(312) 274-2000

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 30, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

The following announcement was posted to the SP Plus Corporation website on October 5, 2023:

Acquisition Announcement

Summary

As announced in this Press Release, SP+ and Metropolis Technologies, Inc. have signed an Agreement and Plan of Merger pursuant to which Metropolis will acquire all the outstanding shares of SP+.

Before the deal can close, it must be approved by our shareholders and receive antitrust clearance. If the approvals are received, we would expect the transaction to close in 2024, at which time SP+ will combine with Metropolis and operate as a privately-owned company. Unless and until the deal closes, our two companies will remain completely independent and will continue to do business as usual.

About Metropolis

Ever since Metropolis was formed in 2017, its focus has been on reimagining parking. Just like SP+, it’s passionate about mobility and creating a remarkable consumer experience. Metropolis’s technology creates a “drive in and drive out” parking experience for consumers. Metropolis has clients (and operates more than 500 parking facilities) in over 40 major U.S. markets, including many top-tier institutional real estate owners and managers, over five million customers, and 2,000 employees.

Strategic Objective

Metropolis was attracted to SP+ because of our success and our position as an industry leader. It recognizes that our operational excellence, proprietary technology, talented employees and commitment to customer satisfaction have made us a highly valued partner to our clients. Within the parking realm, Metropolis shares our vision of convenient, touchless parking – as we say, making every moment matter for a world on the go.

By joining together our highly complementary businesses, we’ll be able to further distinguish our combined footprint as a leading parking network, using cutting-edge technology serving millions of customers throughout North America and Europe. Moreover, Metropolis has indicated it plans to invest additional financial resources in the combined business in order to accelerate the pace of growth and lead to enhanced products and increased revenue for clients.

What the Transaction Means For Our Clients, Customers and Vendors

Clients

Technology is core to the strategy for both companies. The plan is for SP+’s Sphere Commerce platform to be fully integrated with the Metropolis platform and further enhanced in the future as the combined company makes additional investment in the platform. Accordingly, clients who have implemented the Sphere Commerce platform need not worry about the platform being replaced, and clients who are considering implementing the Sphere Commerce platform can expect it to be supported, after the deal closes.

Similarly, we expect our Bags and Aeroparker services to continue, and their technologies to be supported.

Nor will the transaction change or impair any of our other services or the way our clients are used to working with us. After the deal closes, we don’t expect any changes to our clients’ current cost structure or technology-related pricing (e.g., Sphere), to any of the other terms regarding the services we currently provide, or to our clients’ SP+ relationship managers.

Customers

Our combined network will expand after the deal closes, so our customers will have access to even more locations and a greater array of capabilities. We don’t expect this deal to change the services our customers currently receive from us, the personnel they’re used to dealing with, or our billing systems for our monthly parker customers. We also expect to continue to support Parking.com so our customers can continue to easily and quickly find conveniently located parking options.

Vendors

We expect our growth will accelerate after the deal closes, which in turn likely will translate into greater opportunities for our vendors.

Stakeholder Q&As

Click the appropriate link below for answers to various stakeholder-specific questions.

[Press Release]

[“For Clients” button, linked to “Client Q&A” document]

[“For Vendors” button, linked to “Vendor Q&A” document]]

[“For Customers” button, linked to “Customer Q&A” document]

Use of Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of SP Plus Corporation (the “Company”) with an affiliate of Metropolis Technologies, Inc. (“Metropolis”) (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of Metropolis to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against Metropolis, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xviii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Metropolis, the Company will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to Company stockholders. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at www.spplus.com or by contacting the Company’s Investor Relations Team at:

SP Plus Corporation, Investor Relations

200 E. Randolph Street, Suite 7700,

Chicago Illinois 60601-7702

investor_relations@spplus.com

(312) 274-2000

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 30, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

*   *   *   *   *

The following Q&A was provided to clients of SP Plus Corporation on October 5, 2023:

CLIENT QUESTIONS & ANSWERS

THE DEAL - LEGAL OVERVIEW

1.	What’s the essence of this deal?

The parties signed an Agreement and Plan of Merger for Metropolis Technologies, Inc. to acquire all the outstanding shares of SP+.

2.	What has to happen before the deal closes?

Two different approvals must be obtained, one from SP+’s shareholders and the second from the federal antitrust authority pursuant to the Hart Scott Rodino Act.

3.	How long will it take before those approvals are obtained?

Assuming the approvals are obtained, we expect to close in 2024.

4.	What happens while we’re waiting for the approvals so we can close?

Both companies must continue to do business independently until the transaction closes.

5.	What happens after the deal closes?

We will combine with Metropolis and operate as a privately owned company.

ABOUT METROPOLIS

6.	I don’t know much about Metropolis. Please give me a feel for its business.

Metropolis was started in 2017 by four individuals who built a vertically integrated parking operator from the ground up. They developed computer vision technology that enables people to transact in the physical world as intuitively as they do online. To date, Metropolis’s focus has been on reimagining parking – just like SP+, they are passionate about mobility and creating a remarkable consumer experience. Metropolis’s technology creates a “drive in and drive out” parking experience for consumers. Metropolis has clients, and operates more than 500 parking facilities, in over 40 major U.S. markets, including many top-tier institutional real estate owners and managers, over five million customers, and 2,000 employees.

STRATEGIC OBJECTIVE; LONG-TERM VISION

7.	Why does Metropolis want to buy SP+? What’s the vision for the combined company, and how does SP+ fit into that vision?

Metropolis was attracted to us because of our success and our position as an industry leader. They recognize that our operational excellence, proprietary technology, talented employees and commitment to customer satisfaction have made us the partner of choice for property owners and managers for nearly a century. The bottom line is we’ve built something incredible; Metropolis wants to become a part of that.

Within the parking realm, Metropolis shares our vision of convenient, touchless parking – as we say, making every moment matter for a world on the go. By joining together, we’ll be able to further distinguish our combined footprint as a leading parking network, delivering an expanded array of services to millions of customers throughout North America and Europe. We’ve been told that Metropolis plans to invest additional financial resources in the combined businesses in order to accelerate the pace of growth and lead to enhanced products and more revenue for clients.

TECHNOLOGY STRATEGY

8.	Metropolis has developed its own technology platform. How does the Sphere platform fit into the future vision for the combined company?

SP+ and Metropolis share a similar vision of utilizing technology to enhance the parking experience for consumers and reduce inefficiencies. Metropolis recognizes the momentum SP+ has made installing the Sphere Commerce platform and plans to integrate the companies’ platforms so that technology installed and implemented currently, as well as between now and the time of closing, will continue to be utilized. Customers and clients from both companies will benefit from the combined platform.

9.	Will the technology teams of the two companies be consolidated under a single leader and who will that be?

The plan is for the technology platforms to be integrated in order to best benefit clients and customers, and in order to maintain the momentum that both companies have built. A joint Integration Management Team will determine the appropriate structure and leadership of the technology teams for the combined company. Metropolis has indicated that its plan is for the integrated technology offering to be greater than the sum of our two companies’ individual parts.

10.	Will the transaction affect if or how we use AeroParker or Roker?

Metropolis has indicated that AeroParker and Roker will continue to be part of the technology offering of the combined companies.

11.	Will the transaction impact the technology strategy for Bags?

The Metropolis team has indicated that it intends to fully support the technology strategy for Bags.

12.	Will we retain Bags and Aeroparker?

We expect Bags and Aeroparker to continue as usual after the deal closes.

THE TRANSACTION AND OUR CLIENTS

13.	What are the benefits of this transaction for my parking operations?

SP+ and Metropolis share a similar purpose – to make every moment matter for a world on the go. By joining together, we’ll expand our combined footprint as one of the leading operating and technology networks in North America. Continuing, robust investment in technology is expected to produce enhanced technology solutions that will create new opportunities and additional capabilities for clients.

14.	Will the closing of this transaction affect or impair any of the services you currently provide to me?

No. This transaction won’t change or impair any of our services or the way you’re used to working with us. Bear in mind that our two companies will remain totally independent until the deal closes sometime in 2024.

15.	I’ve implemented the Sphere Commerce platform. Will that be replaced?

No. The plan is for the Sphere Commerce platform to be integrated with the Metropolis platform and further enhanced in the future as the combined company makes additional investment in the platform.

16.	I’m considering implementing the Sphere Commerce platform. Now I’m concerned about the future plans for it. Should I continue to expect it to be supported?

Yes. Technology is core to the strategy for the combined organization. The plan is for the Sphere Commerce platform to be integrated with the Metropolis platform and further enhanced in the future as the combined company makes additional investment in the platform.

17.	Will the transaction affect any of my current costs or technology-related pricing (e.g., Sphere), or any of the other terms regarding your services at my location(s)?

We don’t expect any changes to your current cost structure or technology related pricing.

18.	Will my primary contact change?

We don’t expect your relationship manager to change.

19.	Will any of the operating personnel at my location(s) change?

We don’t expect any change in the operating personnel at your location(s).

20.	What, if anything, will change because of this deal?

SP+ and Metropolis’s existing technology platforms each provide powerful solutions for a range of parking operations. The platforms will be integrated after closing, which means clients throughout our expanded geographic footprint will benefit from more customers on the combined platform with access to a broader menu of technology offerings. At that point, our clients will benefit from continued investment in the combined platform leading to enhanced features and functionality.

21.	Who can I contact to find out more about this deal?

Please reach out to your usual point of contact.

Use of Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of SP Plus Corporation (the “Company”) with an affiliate of Metropolis Technologies, Inc. (“Metropolis”) (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of Metropolis to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against Metropolis, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xviii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Metropolis, the Company will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to Company stockholders. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at www.spplus.com or by contacting the Company’s Investor Relations Team at:

SP Plus Corporation, Investor Relations

200 E. Randolph Street, Suite 7700,

Chicago Illinois 60601-7702

investor_relations@spplus.com

(312) 274-2000

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 30, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

*   *   *  *  *

The following Q&A was provided to vendors of SP Plus Corporation on October 5, 2023:

VENDOR QUESTIONS & ANSWERS

THE DEAL - LEGAL OVERVIEW

1.	What’s the essence of this deal?

The parties signed an Agreement and Plan of Merger for Metropolis Technologies, Inc. to acquire all the outstanding shares of SP+.

2.	What has to happen before the deal closes?

Two different approvals must be obtained, one from SP+’s shareholders and the second from the federal antitrust authority pursuant to the Hart Scott Rodino Act.

3.	How long will it take before those approvals are obtained?

Assuming the approvals are obtained, we expect to close in 2024.

4.	What happens while we’re waiting for the approvals so we can close?

Both companies must continue to do business as they always have until the transaction closes.

5.	What happens after the deal closes?

We will combine with Metropolis and operate as a privately owned company.

ABOUT METROPOLIS

6.	Tell me about Metropolis and its business.

Metropolis was started in 2017 by four individuals who built a vertically integrated parking operator from the ground up. They developed computer vision technology that enables people to transact in the physical world as intuitively as they do online. To date, Metropolis’s focus has been on reimagining parking – just like SP+, they are passionate about mobility and creating a remarkable consumer experience. Metropolis’s technology creates a “drive in and drive out” parking experience for consumers. Metropolis has clients, and operates more than 500 parking facilities, in over 40 major U.S. markets, including many top-tier institutional real estate owners and managers, over five million customers, and 2,000 employees.

7.	Why does Metropolis want to buy SP+?

In a word, growth. By joining together, we’ll be able to further distinguish our combined footprint as a leading parking network in the U.S., delivering services to millions of customers throughout North America. We’ve been told that Metropolis plans to invest additional financial resources in the combined businesses in order to accelerate the pace of growth and lead to enhanced products.

THE TRANSACTION AND OUR VENDORS

8.	What are the benefits of this transaction for my business?

We expect our growth will accelerate, and growth for us likely will translate into greater opportunities for you.

9.	Will this transaction change any of the services I currently provide to you?

We don’t expect to change the services you currently provide to us when the deal closes.

10.	Will the transaction affect any of the terms of my relationship with you?

We don’t expect the terms of our relationship to change when the deal closes.

11.	Will my primary contact at your company change?

We don’t expect your primary contact to change.

12.	Will the vendor selection process change because of this deal?

After the deal closes, we’ll establish a team comprised of representatives from both companies to evaluate the process we use to service the company’s go-forward needs.

13.	Who can I contact to find out more about this deal?

Please reach out to your usual point of contact.

Use of Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of SP Plus Corporation (the “Company”) with an affiliate of Metropolis

Technologies, Inc. (“Metropolis”) (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of Metropolis to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against Metropolis, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xviii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Metropolis, the Company will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to Company stockholders. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at www.spplus.com or by contacting the Company’s Investor Relations Team at:

SP Plus Corporation, Investor Relations

200 E. Randolph Street, Suite 7700,

Chicago Illinois 60601-7702

investor_relations@spplus.com

(312) 274-2000

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 30, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

*   *   *  *  *

The following Q&A was provided to customers of SP Plus Corporation on October 5, 2023:

CUSTOMER QUESTIONS & ANSWERS

THE DEAL - LEGAL OVERVIEW

1.	What’s the essence of this deal?

The parties signed an Agreement and Plan of Merger for Metropolis Technologies, Inc. to acquire all the outstanding shares of SP+.

2.	What has to happen before the deal closes?

Two different approvals must be obtained, one from SP+’s shareholders and the second from the federal antitrust authority pursuant to the Hart Scott Rodino Act.

3.	How long will it take before those approvals are obtained?

Assuming the approvals are obtained, we expect to close in 2024.

4.	What happens while we’re waiting for the approvals so we can close?

Both companies must continue to do business as they always have until the transaction closes.

5.	What happens after the deal closes?

We will combine with Metropolis and operate as a privately owned company.

ABOUT METROPOLIS

6.	Tell me about Metropolis and its business.

Metropolis was started in 2017 by four individuals who built a vertically integrated parking operator from the ground up. They developed computer vision technology that enables people to transact in the physical world as intuitively as they do online. To date, Metropolis’s focus has been on reimagining parking – just like SP+, they are passionate about mobility and creating a remarkable consumer experience. Metropolis’s technology creates a “drive in and drive out” parking experience for consumers. Metropolis has clients, and operates more than 500 parking facilities, in over 40 major U.S. markets, including many top-tier institutional real estate owners and managers, over five million customers, and 2,000 employees.

7.	Why does Metropolis want to buy SP+?

In a word, growth. By joining together, we’ll be able to further distinguish our combined footprint as a leading parking network, delivering services to millions of customers throughout North America and Europe. We’ve been told that Metropolis plans to invest additional financial resources in the combined businesses in order to accelerate the pace of growth and lead to enhanced products.

THE TRANSACTION AND OUR CUSTOMERS

8.	Will Parking.com continue to be supported?

We expect the combined company will continue to support Parking.com.

9.	Will this transaction change any of the services I currently receive from you?

We don’t expect the services you receive to change.

10.	Will the transaction affect how much I pay for my parking?

Parking rates are market-based, so this transaction won’t impact them.

11.	Will my monthly parking invoicing change? Is there anything I need to do in terms of updating my information on a new monthly parking platform?

There are no plans to change our monthly billing platform when the deal closes, so we don’t expect the billing process to change and you won’t need to update any personal information.

12.	Will any of the people I’m used to dealing with at my parking facility change?

We don’t expect there will be any such changes.

13.	How, if at all, will this deal affect me?

After the transaction closes, our combined network of parking locations will expand, so you’ll have access to even more locations.

14.	Who can I contact to find out more about this deal?

If you have additional questions, please reach out to the manager of the facility where you park.

Use of Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of SP Plus Corporation (the “Company”) with an affiliate of Metropolis Technologies, Inc. (“Metropolis”) (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of Metropolis to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against Metropolis, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xviii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Metropolis, the Company will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to Company stockholders. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at www.spplus.com or by contacting the Company’s Investor Relations Team at:

SP Plus Corporation, Investor Relations

200 E. Randolph Street, Suite 7700,

Chicago Illinois 60601-7702

investor_relations@spplus.com

(312) 274-2000

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 30, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

*   *   *  *  *